UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):	October 31, 2014

BOOMERANG SYSTEMS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-10176	22-2306487
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

30 A Vreeland Road, Suite 150, Florham Park, NJ 07932
(Address of Principal Executive Offices)

Registrant's telephone number, including area code:	(973) 538-1194

30 B Vreeland Road, Florham Park, NJ 07932
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Boomerang Systems, Inc. (the “Company”) filed a Tender Offer Statement on Schedule TO originally with the Securities and Exchange Commission on July 11, 2014 (the “Original Schedule TO”) as amended on July 30, 2014 (“Amendment No. 1”), on August 14, 2014 (“Amendment No. 2”), on August 20, 2014 (“Amendment No. 3”) and on October 15, 2014 (“Amendment No. 4”) (“Amendment No. 5” and, together with the Original Schedule TO, Amendment No. 1, Amendment No. 2, Amendment No. 3 and Amendment No. 4, the “Schedule TO”). The Schedule TO relates to the right of holders of certain of its unsecured convertible promissory notes and outstanding warrants (the “Eligible Securities”) to purchase common stock to exchange such notes and warrants for shares of common stock (the “New Shares”) of the Company (the “Offer”).

The Offer terminated at 11:59 p.m., Eastern time, on October 31, 2014 (the “Expiration Date”). The Offer was open to all holders of Eligible Securities, including any of the Company’s directors, officers and affiliates who are holders of such warrants. The terms of the Offer were equally applicable to the Company’s directors, officers and affiliates as to any other holder of Eligible Securities.

The Eligible Securities consisted of:

•	First Tranche Units consisting of $100,000 principal amount of First Tranche Eligible Note and First Tranche Eligible Warrants to purchase 25,317 shares of common stock of the Company, or a pro-rata portion thereof (after giving effect to anti-dilution adjustments to the initial exercise price of $4.25 per share). The “First Tranche Eligible Notes” refers to the 6% Convertible Promissory Notes due November 1, 2016, November 18, 2016 and December 9, 2016 respectively, convertible at a price of $3.95 per share. The “First Tranche Eligible Warrants” refers to the warrants to purchase shares of common stock of the Company expiring on November 1, 2016, November 18, 2016 and December 9, 2016 respectively, exercisable at a price of $3.95 per share;

•	Second Tranche Units consisting of $100,000 principal amount of Second Tranche Eligible Note and Second Tranche Eligible Warrants to purchase 21,740 shares of common stock of the Company, or a pro-rata portion thereof (after giving effect to anti-dilution adjustments to the initial exercise price of $5.00 per share). The “Second Tranche Eligible Notes” refers to the 6% Convertible Promissory Notes due June 14, 2017, convertible at a price of $4.60 per share. The “Second Tranche Eligible Warrants” refers to the warrants to purchase shares of common stock of the Company expiring on June 14, 2017, exercisable at a price of $4.60 per share;

•	Third Tranche Units consisting of $100,000 principal amount of Third Tranche Eligible Note and Third Tranche Eligible Warrants to purchase 21,552 shares of common stock of the Company, or a pro-rata portion thereof (after giving effect to anti-dilution adjustments to the initial exercise price of $5.00 per share). The “Third Tranche Eligible Notes” refers to the 6% Convertible Promissory Notes due December 31, 2017, convertible at a price of $4.64 per share. The “Third Tranche Eligible Warrants” refers to the warrants to purchase shares of common stock of the Company expiring on December 31, 2017, exercisable at a price of $4.64 per share;

The following officers, directors, 5% stockholders and affiliates of the Company participated in the Offer with respect to the First Tranche Eligible Notes and First Tranche Eligible Warrants:

Name	First Tranche Eligible Notes Exchanged	First Tranche Eligible Warrants Exchanged	New Shares Issued
HSK Funding Inc. (1)	$254,000	64,304	118,743
Lake Isle Corporation (2)	$1,761,917	446,055	823,674
Christopher Mulvihill (3)	$1,451,000	367,342	678,324
James Mulvihill TTEE Sunset Group Inc. PSP (4)	$253,917	64,283	118,703
MRP Holdings LLC and Mark R Patterson Revocable Trust (5)	$608,014	153,929	284,241
Sail Energy LLC (6)	$300,142	75,986	140,313
Stan Checketts Properties, LLC (7)	$133,571	33,816	62,444
SB&G Properties LLC (8)	$220,763	55,890	103,205
Venturetek L.P. (9)	$292,461	74,041	136,723
Albert Behler (10)	$507,972	1128,601	237,471

(1)	HSK Funding Inc. is a principal stockholder and a member of SB&G Properties LLC.

(2)	Gail Mulvihill, the individual who exercises sole voting and investment control over Lake Isle Corporation, is the mother of Christopher Mulvihill, the Company’s President, and is a principal stockholder. Lake Isle Corporation is a member of SB&G Properties LLC.

(3)	Christopher Mulvihill is the Company’s President and director.

(4)	James Mulvihill is the brother of Christopher Mulvihill and son of Gail Mulvihill.

(5)	MRP Holdings LLC, and Mark R Patterson Revocable Trust are owned by Mark Patterson, the Company’s Chief Executive Officer and director.

(6)	Sail Energy LLC is owned by Gail Mulvihill.

(7)	Stan Checketts Properties, LLC. is owned by Stan Checketts, a principal stockholder. Stan Checketts Properties is a member of SB&G Properties LLC.

(8)	SB&G Properties LLC is owned by HSK Funding Inc., Stan Checketts Properties, Lake Isle Corporation and Venturetek L.P.

(9)	Venturetek L.P. is a principal stockholder and a member of SB&G Properties LLC.

(10)	Albert Behler is a principal stockholder of the Company.

The following officers, directors, 5% stockholders and affiliates of the Company participated in the Offer with respect to the Second Tranche Eligible Notes and Second Tranche Eligible Warrants:

Name	Second Tranche Eligible Notes Exchanged	Second Tranche Eligible Warrants Exchanged	New Shares Issued
MRP Holdings LLC (1)	$150,000	32,609	70,124
Sail Energy LLC (2)	$510,000	110,870	238,419
Heather Mulvihill (3)	$100,000	21,740	46,750
IA 545 Madison Assoc. (4)	$250,000	54,349	116,874
Burton I. Koffman (4)	$50,000	10,870	23,375
David Kent and Christine W. Koch (5)	$75,000	16,305	35,062
Alexandria Equities, LLC (6)	$1,000,000	217,392	467,488

(1)	Mark R. Patterson, the sole member of MRP Holdings LLC, is the Company’s Chief Executive Officer and a director.

(2)	Sail Energy, LLC is owned by Gail Mulvihill, a principal stockholder and mother of Christopher Mulvihill, the Company’s President and director.

(3)	Heather Mulvihill is the sister-in-law of Christopher Mulvihill and daughter-in-law of Gail Mulvihill.

(4)	Burton I. Koffman, a partner of IA 545 Madison Assoc., is a principal stockholder of the Company and father of David Koffman, a director of the Company.

(5)	David Kent Koch was the Company’s former Chief Operating Officer.

(6)	Alexandria Equities, LLC is a principal stockholder of the Company.

The following officers, directors, 5% stockholders and affiliates of the Company participated in the Offer with respect to the Second Tranche Eligible Notes and Second Tranche Eligible Warrants:

Name	Third Tranche Eligible Notes Exchanged	Third Tranche Eligible Warrants Exchanged	New Shares Issued
The Estate of Gene Mulvihill (1)	$1,000,000	215,518	467,488
Heather Mulvihill (2)	$100,000	21,740	46,750
MRP Holdings LLC (3)	$100,000	21,740	46,750
Albert Behler (4)	$250,000	53,880	116,873
Burton I Koffman (5)	$105,000	22,630	49,088
Alexandria Equities, LLC (6)	$250,000	53,880	116,873

(1)	Gail Mulvihill, the administrator of the estate and individual who exercises shared voting and investment power over the shares, is a principal stockholder and mother of Christopher Mulvihill, the Company’s President and a principal stockholder of the Company.

(2)	Heather Mulvihill is the sister-in-law of Christopher Mulvihill, the Company’s President and a director and principal stockholder of the Company.

(3)	MRP Holdings LLC is owned by Mark Patterson, the Company’s Chief Executive Officer and a director and principal stockholder of the Company.

(4)	Albert Behler is a principal stockholder of the Company.

(5)	Directly and indirectly through various entities he controls, Burton I Koffman is a principal stockholder of the Company and father of David Koffman, a director of the Company.

(6)	Alexandria Equities, LLC is a principal stockholder of the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOOMERANG SYSTEMS, INC.

Date:	November 5, 2014	By:	/s/ Mark R. Patterson
Mark R. Patterson
Chief Executive Officer